SECOND AMENDMENT TO
SECURITY AGREEMENT

This Second Amendment to Security Agreement (the "Amendment") is made and entered into on October 8, 2008, by and between Knight Energy Corp., a Maryland corporation (the "Debtor"), and HD Special-Situations, LP (the "Secured Party").

A. Debtor and Secured Party have previously entered into (i) a Security Agreement dated May 20, 2008 (the "Security Agreement"), in connection with an aggregate of $1,500,000 in loans from Secured Party to Debtor and (ii) an Amendment to Security Agreement dated July 3, 2008, in connection with an additional $2,500,000 loan from Secured Party to Debtor.

B. Pursuant to Section 13.6 of the Security Agreement, Debtor and Secured Party now desire to further amend the Security Agreement as set forth herein in order for it to apply to a new 15% Senior Secured Promissory Note in the principal amount of $4,250,000 being issued by Debtor to Secured Party concurrently herewith in replacement of the $2,500,000 15% Senior Secured Promissory Note, the $1,000,000 15% Senior Secured Promissory Note, the $400,000 15% Senior Secured Promissory Note and the $100,000 15% Senior Secured Promissory Note previously issued by Debtor to Secured Party.

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1. **<u>Amendment to Recitals A and B</u>.** Recitals A and B of the Security Agreement, as amended, are hereby deleted in their entirety and replaced with the following:

> "A. Debtor and Secured Party have entered into a Note Purchase Agreement dated May 20, 2008, and a Note Purchase Agreement dated July 3, 2008 (collectively, the "Note Purchase Agreement").
>
> B. Pursuant to an Amendment to Note Purchase Agreement dated October 8, 2008, Debtor has, among other things, delivered to Secured Party a 15% Senior Secured Promissory Note in the principal amount of $4,250,000 (the "New Note"). All references in this Security Agreement to a "Note" or the "Notes" shall mean the New Note."

2. **<u>Ratification of Remaining Terms</u>**. Except as expressly set forth in this Amendment, all of the terms and provisions of the Security Agreement, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized persons on the date first written above.

HD SPECIAL-SITUATIONS, LP

By: ______________________________
Title: _____________________________

KNIGHT ENERGY CORP.

By: ______________________________
Title: _____________________________

By: ______________________________
Title: _____________________________